2. Liquidity Condition	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Liquidity Condition

2.	Liquidity Condition

The Group has recurring losses from operations. The Group has incurred a net loss of $6,265 during the year ended December 31, 2020. As of December 31, 2020, the Group had a working capital deficit of $72,245 and the cash flow used in the operation activities for the year ended December 31, 2020 was $5,650. The Group’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Group will be able to reduce or eliminate its net losses for the foreseeable future. If management is not able to increase revenue and/or manage operating expenses in line with revenue forecasts, the Group may not be able to achieve profitability.

For the next 12 months from the issuance date of this report, the Group plans to continue implementing various measures to boost revenue and control the cost and expenses within an acceptable level. Such measures include: 1) negotiate with potential buyers on PV solar systems; 2) negotiate for postponing of convertible bond payments; 3) closely monitor the Group’s capital spending level; 4) strictly control and reduce business, marketing and advertising expenses in United States and Australia; 5) lower the remuneration of the Group’s management team; and 6) seek for certain credit facilities. Given the significant increase in net sales and the considerable amount of cash raised from convertible bond and direct offering in 2021, the Group assesses current working capital is sufficient to meet its obligations for the next 12 months from the issuance date of this report.